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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




     As independent public accountants, we hereby consent to the incorporation by reference of our report, dated June 29, 1998, included in this Form 11-K for the year ended December 31, 1997, into the previously filed Form S-8 Registration Statement of the Allwaste Employee Retirement Plan (File No. 33-37684).






ARTHUR ANDERSEN LLP



Houston, Texas
June 29, 1998